DREYFUS FLORIDA INTERMEDIATE MUNICIPAL BOND FUND
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LETTER TO SHAREHOLDERS

Dear Shareholder:

  We are pleased to provide you with this report on the Dreyfus Florida Intermediate Municipal Bond Fund for the six-month reporting period ended June 30, 1998. Your Fund produced a total return, including share price changes and dividend income generated, of 1.73%,* and an annualized tax-free distribution rate per share of 4.35%.**

Economic Review

In recent testimony to Congress, Federal Reserve Board Chairman Alan Greenspan proclaimed the economy to be " as impressive as any I have witnessed." Indeed, the performance of the economy has been tremendous, with solid, noninflationary economic growth and a robust rate of new job creation. Accordingly, the unemployment rate hovers near its 28-year low. Not surprisingly, consumers brim with confidence: new home sales were recently at record levels, and retail sales have surged since January. The enthusiastic spending of consumers has, so far, offset the adverse effects of the economic problems in Asia. In fact, the financial crisis in the Far East has proved a boon to consumers, since lower import prices have further subdued domestic price pressures and helped keep interest rates low. Remarkably, despite the strengthening economy since the beginning of this year, inflation has waned further. With inflation under control and the economy beginning to experience a reduction in foreign demand, the Federal Reserve has been reluctant to raise interest rates for fear of further roiling Asian financial markets. The last increase in short-term rates came in March 1997 when the Federal Reserve Board Open Market Committee (the policy-making arm of The Fed) hiked the target rate for Federal Funds by one quarter of a percent to 5.5%.

  Even with the booming job market, wage gains have had little inflationary effect, since business spending in productivity-enhancing capital equipment has been strong throughout the economic expansion. The one soft spot in the job market has been in manufacturing: industrial production has slowed--a clear sign that Asian economic woes are being felt here--and inventories of domestic manufacturers have risen due to the reduction in foreign demand. It is widely expected that the growing trade deficit will retard second-quarter economic growth and possibly serve as a drag over the foreseeable future. This reduction in foreign demand could further moderate the rate of domestic production and consequently ease the demand for labor, thus lessening inflationary pressure resulting from wage increases. Cheaper imports have also weakened the pricing environment for U.S. manufacturers and, in consequence, acted as an additional curb to inflation. All this has been part of what Chairman Greenspan called our economy' s "virtuous cycle" where even so-called crises have proven economically beneficial. As a further example, the economic upheavals in Asia and Russia have caused nervous foreign investors to seek refuge in the U.S. bond market, causing a demand surge that has helped maintain our low interest rate environment. Yet we, along with Chairman Greenspan, are skeptical that our economy has somehow moved "beyond history," and we share his vigilance regarding signs of inflationary imbalances.

Market Environment

  The municipal bond market has settled into a narrow, well-defined trading range which makes it increasingly difficult to advantageously sell municipal securities and reinvest the proceeds. Domestic interest rates over a broad range of maturities have remained flat for most of the year, with bond prices generally rising while interest rates generally moved lower. There are, however, more global reasons for this constraint. Primarily, substantive policies necessary to restimulate the Japanese economy have not been set into place. Due primarily to the decline in exports to Japan and other Asian countries, we believe that it is likely that the U.S. economy will slow from its current pace over the next several quarters.

  The State of Florida, specifically, can be characterized by sustained rapid growth, economic broadening and increasing diversification. The Florida market continues its transformation from a narrow base of agriculture and seasonal tourism into a solid service and trade economy with substantial insurance, banking and export participation. This success, however, has brought pressures for more infrastructure, educational facilities, and other needs within this fourth largest state in the nation. Financial operations have been successful, although an overdependence on the sensitive sales tax creates a vulnerability to
both   recession   and   longer-term   slower   growth  in  the  taxable  base.

Portfolio Overview

At the outset of the six-month period ended June 30, 1998, the Dreyfus Florida Intermediate Municipal Bond Fund adopted a slightly aggressive approach to its portfolio investing. The Fund focused on extending the average maturity as the new year began. By the end of the first quarter, however, it became apparent by the tone of the municipal market that its direction was unclear, and at times was fraught with uncertainty. We felt that attempting to predict the timing of the ebb and flow of these market changes would be difficult at best. As a counter-measure, we focused our efforts on identifying relative value within the secondary market. From time to time this was accomplished by buying discount bonds with slightly longer maturities to balance the higher income-producing premium bonds already held in the portfolio. This proved to be difficult to accomplish when there was a limited availability of longer-maturity, liquid, discount bonds with good structural characteristics. When desirable bonds were found, however, the portfolio sold current coupon bonds subject to short calls at a profit to provide funds for reinvestment.

  Going   forward   we  will  continue  to  manage  the  portfolio  utilizing  a conservative approach to obtain value. The Fund is currently well balanced across the intermediate coupon range. It is entirely possible that the market may again see periods of volatility, although presently we are without any concrete signs alluding to the market's direction. At present the market appears to be range-bound, but we believe the inherent strength of the portfolio will continue to benefit from the demand for Florida securities, which are well sought-after by national funds as well as other Florida bond funds.

Our primary tasks, which will guide our portfolio management decisions, are to earn a high level of current income to the extent it is consistent with the preservation of capital while at the same time maintaining the Fund's high credit quality.Included in this report is a series of detailed statements outlining the portfolio's holdings and financial condition.
We  hope  they  are  informative.  Please  know  that we greatly appreciate your
continued   confidence   in   the   portfolio   and  The  Dreyfus  Corporation.

              Very truly yours,


              [Richard J. Moynihan signature logo]


              Richard J. Moynihan

              Director, Municipal Portfolio Management

              The Dreyfus Corporation

July 20, 1998

New York, N.Y.

*Total return includes reinvestment of dividends and any capital gains paid. Income may be subject to state and local income taxes for non-Florida residents

**Distribution rate per share is based upon dividends per share paid from net investment income during the period (annualized), divided by the net asset value per share at the end of the period. Some income may be subject to the Federal Alternative Minimum Tax (AMT) for certain shareholders.

DREYFUS FLORIDA INTERMEDIATE MUNICIPAL BOND FUND
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STATEMENT OF INVESTMENTS                            JUNE 30, 1998 (UNAUDITED)

                                                                                                   Principal

Long-Term Municipal Investments--98.4%                                                              Amount            Value
-------------------------------------------------------

                                                                                                 _____________     ____________

Florida--93.8%

Alachua County Health Facilities Authority, Health Facilities Revenue:

 Refunding (Santa Fe Health Systems Project)
    6.875%, 11/15/2002 (Prerefunded 11/15/2000) (a)                                            $    2,895,000    $    3,063,952

  (Shands Teaching Hospital) 5.20%, 12/1/2007 (Insured; MBIA)                                       1,700,000         1,811,315

Bay County, Refunding:

  PCR (International Paper Co. Project) 5.10%, 9/1/2012                                             2,500,000         2,525,000

  RRR:

    6.10%, 7/1/2002 (Insured; MBIA)                                                                 2,095,000         2,256,314

    6.20%, 7/1/2003 (Insured; MBIA)                                                                 1,250,000         1,368,075

Boca Raton, Beach Aquisition Revenue 6.125%, 1/1/2006 (Insured; MBIA)                               2,100,000         2,343,558

Boynton Beach, Utility Systems Revenue 5.375%, 11/1/2008 (Insured; FGIC)                            1,000,000         1,078,920

Brevard County Health Facilities Authority, Revenue, Refunding:

  (Holmes Regional Medical Center Project) 5.30%, 10/1/2007 (Insured; MBIA)                         3,000,000         3,206,730

  (Wuesthoff Memorial Hospital) 6.90%, 4/1/2002                                                     2,500,000         2,736,700

Brevard County Housing Finance Authority, MFHR, Refunding

  (Windover Oaks) 6.90%, 2/1/2027                                                                   2,000,000         2,270,080

Broward County, Refunding 6.125%, 1/1/2006                                                          1,950,000         2,106,137

Broward County School Board, COP 6.10%, 7/1/2002 (Insured; AMBAC)                                   2,000,000         2,154,000

Broward County School District, Refunding:

  5.80%, 2/15/2002                                                                                  2,000,000         2,119,920

  5.30%, 2/15/2004                                                                                  5,000,000         5,281,750

  6%, 2/15/2004                                                                                     3,000,000         3,232,320

Celebration Community Development District, Special Assessment

  5.60%, 5/1/2004 (Insured; MBIA)                                                                   5,040,000         5,400,209

Charlotte County, Utility Revenue, Refunding 5.40%, 10/1/2008 (Insured; FGIC)                       1,210,000         1,307,345

Collier County, Capital Improvement Revenue, Refunding:

  5.75%, 10/1/2006 (Insured; MBIA)                                                                  1,985,000         2,172,186

  5.85%, 10/1/2007 (Insured; MBIA)                                                                  2,105,000         2,308,848

Coral Springs, Water and Sewer Revenue, Refunding

  5.50%, 9/1/2003 (Insured; FGIC)                                                                   1,425,000         1,516,656

Dade County:

 Aviation Revenue:

    6%, 10/1/2003 (Insured; MBIA)                                                                   2,000,000         2,167,480

    6.15%, 10/1/2004 (Insured; MBIA)                                                                2,000,000         2,174,400

    (Miami International Airport)

       5%, 10/1/2005 (Insured; FSA)                                                                 1,075,000         1,115,624

  Refunding:

    5.75%, 10/1/2005 (Insured; FSA)                                                                 2,000,000         2,160,160

    5.375%, 10/1/2010 (Insured; FSA)                                                                1,000,000         1,049,310

    5.80%, 10/1/2010 (Insured; AMBAC)                                                                 510,000           551,019

  Public Facilities Revenue, Refunding

    (Jackson Memorial Hospital) 5.20%, 6/1/2004 (Insured; MBIA)                                     2,750,000         2,891,983

  (Seaport) 5.90%, 10/1/2002 (Insured; AMBAC)                                                       2,470,000         2,632,180

DREYFUS FLORIDA INTERMEDIATE MUNICIPAL BOND FUND
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STATEMENT OF INVESTMENTS (CONTINUED)                JUNE 30, 1998 (UNAUDITED)

                                                                                                   Principal

Long-Term Municipal Investment (continued)                                                          Amount             Value
-------------------------------------------------------

                                                                                                 _____________     ____________

Florida (continued)

Dade County (continued):

 Special Obligation Revenue, Refunding:

    (Solid Waste System) 6%, 10/1/2006 (Insured; AMBAC)                                        $    2,565,000    $    2,845,303

    Zero Coupon, 10/1/2010 (Insured; AMBAC)                                                         6,825,000         3,784,940

    Zero Coupon, 10/1/2021 (Insured; AMBAC, Prerefunded 10/1/2008) (a)                             14,465,000         4,193,114

    Zero Coupon, 10/1/2025 (Insured; AMBAC, Prerefunded 10/1/2008) (a)                              9,805,000         2,204,948

  Water and Sewer Systems Revenue 6.25%, 10/1/2011 (Insured; FGIC)                                  2,115,000         2,450,228

Daytona Beach, Water and Sewer Revenue, Refunding

  5.75%, 11/15/2008 (Insured; AMBAC)                                                                2,270,000         2,446,061

Deerfield Beach, Water and Sewer Improvement Revenue, Refunding

  6.125%, 10/1/2003 (Insured; FGIC)                                                                 1,180,000         1,292,973

Delray Beach, Water and Sewer Revenue, Refunding

  5.25%, 10/1/2009 (Insured; AMBAC)                                                                 2,500,000         2,665,100

Duval County School District, Refunding:

  5.90%, 8/1/2002 (Insured; AMBAC)                                                                  4,500,000         4,768,695

  6.25%, 8/1/2005 (Insured; AMBAC)                                                                  2,400,000         2,588,520

First Florida Governmental Financing Commission, Revenue:

  6.30%, 7/1/2002 (Insured; MBIA)                                                                   1,000,000         1,084,100

  Refunding 6%, 7/1/2003 (Insured; MBIA)                                                            3,000,000         3,258,990

Florida Board of Education, Capital Outlay:

  5%, 1/1/2004                                                                                      1,500,000         1,561,035

  5.50%, 1/1/2006                                                                                   1,400,000         1,506,302

  (Public Education):

    6%, 1/1/2005                                                                                    8,100,000         8,900,442

    5.50%, 6/1/2010                                                                                 5,725,000         6,113,384

    Refunding:

       5%, 6/1/2007                                                                                 3,000,000         3,150,720

       5%, 6/1/2009                                                                                 2,500,000         2,614,500

Florida Department of Transportation (Right of Way):

  5.75%, 7/1/2004                                                                                   3,040,000         3,295,269

  5.75%, 7/1/2005                                                                                   2,375,000         2,591,078

Florida Division of Bond Finance Department, General Services Revenues:

 (Department of Environmental-Preservation 2000):

    5.25%, 7/1/2009 (Insured; MBIA)                                                                 4,300,000         4,528,416

    5%, 7/1/2010 (Insured; AMBAC)                                                                   5,000,000         5,148,800

  Refunding (Environmental Protection-Preservation 2000)

    5.25%, 7/1/2007 (Insured; FSA)                                                                  5,000,000         5,334,200

Florida Municipal Power Agency, Revenue:

 (All-Requirements Power Supply Project)

    5.90%, 10/1/2002 (Insured; AMBAC)                                                               1,000,000         1,073,760

  Refunding (Saint Lucie Project) 5.40%, 10/1/2005 (Insured; FGIC)                                  3,500,000         3,711,260

Florida Sunshine Skyway, Revenue, Refunding 6.20%, 7/1/2002                                         1,315,000         1,405,262

Florida Turnpike Authority, Turnpike Revenue

  (Department of Transportation) 5.50%, 7/1/2012 (Insured; FGIC)                                    2,500,000         2,626,175

DREYFUS FLORIDA INTERMEDIATE MUNICIPAL BOND FUND
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STATEMENT OF INVESTMENTS (CONTINUED)                JUNE 30, 1998 (UNAUDITED)

                                                                                                  Principal

Long-Term Municipal Investment (continued)                                                          Amount             Value
-------------------------------------------------------

                                                                                                 _____________     ____________

Florida (continued)

Fort Myers, Improvement Revenue

  (Special Assessment-Geo Area 24) 7.05%, 7/1/2005 (Prerefunded 7/1/2003) (a)                 $       905,000    $    1,019,645

Greater Orlando Aviation Authority, Orlando Airport Facilities Revenue:

  6.25%, 10/1/2006 (Insured; FGIC)                                                                  4,600,000         5,021,636

  Refunding 6.10%, 10/1/2002 (Insured; FGIC)                                                        2,000,000         2,162,700

Halifax Hospital Medical Center, HR, Refunding

  5%, 10/1/2010 (Insured; MBIA)                                                                     1,750,000         1,800,750

Hernando County School District, Refunding:

  6.10%, 8/1/2003 (Insured; MBIA)                                                                   2,000,000         2,183,880

  5.50%, 9/1/2004 (Insured; MBIA)                                                                   1,580,000         1,694,503

Hialeah Gardens, IDR, Refunding (Waterford Convalescent)

  7.875%, 12/1/2007                                                                                 1,000,000         1,093,880

Hillsborough County, Utility Revenue, Zero Coupon, 8/1/2006 (Insured; MBIA)                         5,000,000         3,525,000

Hillsborough County Hospital Authority, HR, Refunding

  (Tampa General Hospital Project) 6.125%, 10/1/2002 (Insured; FSA)                                 3,350,000         3,618,134

Hillsborough County Port District, Special Revenue, Refunding

  (Tampa Port Authority) 5.75%, 6/1/2013 (Insured; FSA)                                               500,000           529,835

Indian Trace Community Development District, Refunding

  (Water Management-Special Benefit) 5.375%, 5/1/2005 (Insured; MBIA)                               2,265,000         2,412,587

Jacksonville:

 District Water and Sewer Revenue

    5%, 10/1/2020 (Insured; MBIA, Prerefunded 10/1/2008) (a)                                        3,000,000         3,153,390

  Excise Taxes Revenue, Refunding:

    4.875%, 10/1/2007 (Insured; FGIC)                                                               2,500,000         2,599,900

    6.50%, 10/1/2008 (Insured; AMBAC)                                                               1,000,000         1,107,470

Jacksonville Beach, Utilities Revenue, Refunding

  5.125%, 10/1/2004 (Insured; MBIA)                                                                 1,500,000         1,575,090

Jacksonville Electric Authority, Revenue, Refunding:

  Electric Systems 5.40%, 10/1/2004                                                                 2,250,000         2,374,200

  (Saint John's River) 5%, 10/1/2004                                                                4,000,000         4,164,880

Jacksonville Port Authority, Airport Revenue, Refunding

  5%, 10/1/2005 (Insured; FGIC)                                                                     2,800,000         2,884,756

Kissimmee Utility Authority, Electric System Improvement Revenue, Refunding

  5%, 10/1/2003 (Insured; FGIC)                                                                     2,000,000         2,086,560

Lake County, Resource Recovery Industrial Development Revenue, Refunding

  (NRG/Recovery Group) 5.85%, 10/1/2009                                                             6,000,000         6,284,220

Lake Worth, Refunding 5.80%, 10/1/2005 (Insured; AMBAC)                                             1,000,000         1,096,780

Lakeland, Electric and Water Revenue, Refunding 5.90%, 10/1/2007                                    2,385,000         2,662,972

Miami, Refunding 5.80%, 12/1/2005 (Insured; FGIC)                                                   1,340,000         1,469,591

Miami Beach, Water and Sewer Revenue 5.10%, 9/1/2005 (Insured; FSA)                                 1,500,000         1,579,425

DREYFUS FLORIDA INTERMEDIATE MUNICIPAL BOND FUND
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STATEMENT OF INVESTMENTS (CONTINUED)                JUNE 30, 1998 (UNAUDITED)

                                                                                                    Principal

Long-Term Municipal Investment (continued)                                                           Amount           Value
-------------------------------------------------------

                                                                                                 _____________     ____________

Florida (continued)

Miami Beach Health Facilities Authority, HR, Refunding

  (Mount Sinai Medical Center Project) 5.70%, 11/15/2003 (Insured; FSA)                        $    1,500,000    $    1,616,520

Miami-Dade County, School Board COP, Refunding

  5.25%, 8/1/2008 (Insured; AMBAC)                                                                  2,500,000         2,651,625

Nassau County, PCR, Refunding (ITT Rayonier, Inc. Project)

  5.90%, 7/1/2005                                                                                   1,075,000         1,154,443

Ocean Highway and Port Authority, Revenue

  6.25%, 12/1/2002 (LOC; ABN Amro Bank) (b)                                                         3,500,000         3,780,665

Orange County Health Facilities Authority, HR, Refunding

  (Orlando Regional Healthcare) 5.50%, 11/1/2003 (Insured; MBIA)                                    2,000,000         2,132,360

Orlando, Capital Improvement Special Revenue 5.50%, 10/1/2003                                       2,000,000         2,119,060

Orlando Utilities Commission, Water and Electric Revenue, Refunding:

  5.60%, 10/1/2003                                                                                 10,000,000        10,699,300

  5.75%, 10/1/2005                                                                                  2,000,000         2,183,460

  5.80%, 10/1/2006                                                                                  5,930,000         6,531,243

  5.80%, 10/1/2007                                                                                  1,175,000         1,301,195

Osceola County, Revenue:

 Gas Tax Improvement, Refunding:

    5.50%, 4/1/2003 (Insured; FGIC)                                                                 1,365,000         1,448,183

    5.65%, 4/1/2004 (Insured; FGIC)                                                                 1,445,000         1,550,615

  Transportation (Osceola Parkway Project)

    5.90%, 4/1/2007 (Insured; MBIA)                                                                 1,300,000         1,391,338

Osceola County Industrial Development Authority, Revenue

  (Community Provider Pooled Loan Program) 8%, 7/1/2004                                             3,890,000         4,245,663

Palm Beach County, Revenue:

  Criminal Justice Facilities, Refunding 5.375%, 6/1/2010 (Insured; FGIC)                           1,825,000         1,963,153

  Water and Sewer 5%, 10/1/2010 (Insured; MBIA)                                                     7,320,000         7,506,001

Palm Beach County School District, Refunding 6%, 8/1/2006 (Insured; AMBAC)                          1,000,000         1,075,340

Palm Beach County Solid Waste Authority, Revenue, Refunding

  5.50%, 10/1/2006 (Insured; AMBAC)                                                                 3,000,000         3,248,760

Pasco County, Water and Sewer Revenue, Refunding:

  5.50%, 10/1/2002 (Insured; FGIC)                                                                  2,500,000         2,645,650

  5.40%, 10/1/2003 (Insured; FGIC)                                                                  1,500,000         1,593,030

Polk County, Capital Improvement Revenue, Refunding

  6%, 12/1/2002 (Insured; MBIA)                                                                     1,900,000         2,052,874

Punta Gorda, Utilities Revenue, Refunding 5.50%, 1/1/2002 (Insured; AMBAC)                          1,315,000         1,379,093

Reedy Creek Improvement District, Utilities Revenue

  6.30%, 10/1/2003 (Insured; MBIA, Prerefunded 10/1/2001) (a)                                       1,000,000         1,079,010

Saint John's County, Water and Sewer Revenue, Refunding

  5%, 6/1/2008 (Insured; MBIA)                                                                      1,020,000         1,069,980

Saint John's County Industrial Development Authority, HR

  (Flager Hospital Project) 5.80%, 8/1/2003                                                         1,000,000         1,055,220

DREYFUS FLORIDA INTERMEDIATE MUNICIPAL BOND FUND
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STATEMENT OF INVESTMENTS (CONTINUED)                JUNE 30, 1998 (UNAUDITED)

                                                                                                    Principal

Long-Term Municipal Investment (continued)                                                           Amount            Value
-------------------------------------------------------

                                                                                                 _____________     ____________

Florida (continued)

Saint Lucie County School District, Refunding 5.90%, 7/1/2002 (Insured; AMBAC)                 $    1,780,000    $    1,904,297

Saint Petersburg, Public Improvement Revenue, Refunding

  6%, 2/1/2002 (Insured; MBIA)                                                                      1,500,000         1,599,495

Sarasota County, Refunding:

  6.25%, 10/1/2004 (Insured; FGIC)                                                                  1,505,000         1,629,343

  Utilities Systems Revenue 5.60%, 10/1/2004 (Insured; FGIC)                                        2,345,000         2,510,299

Seminole County School District, Refunding 6%, 8/1/2003 (Insured; MBIA)                             2,500,000         2,718,950

Sunrise, Revenue:

 Public Facilities:

    6.20%, 10/1/2004 (Insured; MBIA)                                                                2,000,000         2,187,660

    6.50%, 10/1/2007 (Insured; MBIA)                                                                1,000,000         1,107,470

  Utility System, Refunding 5.20%, 10/1/2005 (Insured; AMBAC)                                       1,395,000         1,478,226

Tallahassee, Health Facilities Revenue, Refunding

 (Tallahassee Memorial Regional Medical Center)

  5.50%, 12/1/2002 (Insured; MBIA)                                                                  1,000,000         1,058,310

Tampa, Revenue:

  (Aquarium, Inc. Project) 7.25%, 5/1/2005 (Prerefunded 5/1/2002) (a)                               1,200,000         1,347,660

  Refunding (Alleghany Health Systems-Saint Mary's)

    5.75%, 12/1/2007 (Insured; MBIA)                                                                2,750,000         3,071,558

  Water and Sewer 6.30%, 10/1/2006                                                                  1,590,000         1,732,003

Volusia County:

 Sales Tax Improvement Revenue, Refunding

    6.40%, 10/1/2007 (Insured; MBIA)                                                                2,000,000         2,174,280

  Special Assessment (Bethune Beach Wastewater Project)

    6.875%, 7/1/2005                                                                                  795,000           861,422

Volusia County Educational Facility Authority, Revenue

 (Embry-Riddle Aeronautical University):

    5.875%, 10/15/2002 (Insured; College Construction Loan Insurance Association)                   1,145,000         1,225,780

    6.10%, 10/15/2003 (Insured; College Construction Loan Insurance Association)                    1,000,000         1,091,970

U.S. Related--4.6%

Puerto Rico Commonwealth, Refunding 5.20%, 7/1/2003 (Insured; FSA)                                  5,000,000         5,245,350

Puerto Rico Commonwealth Highway and Transportation Authority

  Highway Revenue 5.50%, 7/1/2013 (Insured; MBIA)                                                   2,500,000         2,702,350

Puerto Rico Electric Power Authority, Power Revenue:

  5%, 7/1/2006 (Insured; FSA)                                                                       2,125,000         2,224,089

  5%, 7/1/2006 (Insured; MBIA)                                                                      1,175,000         1,229,790

Puerto Rico Public Finance Corporation, Commonwealth Appropriation

  5%, 6/1/2009 (Insured; AMBAC)                                                                     3,000,000         3,134,760

Virgin Islands Water and Power Authority, Water Systems Revenue

  7.20%, 1/1/2002                                                                                     400,000           417,356

                                                                                                                  _____________

TOTAL LONG-TERM MUNICIPAL INVESTMENTS (cost $303,937,190)                                                          $320,373,729

                                                                                                                  =============


DREYFUS FLORIDA INTERMEDIATE MUNICIPAL BOND FUND
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STATEMENT OF INVESTMENTS (CONTINUED)                JUNE 30, 1998 (UNAUDITED)

                                                                                                    Principal

Short-Term Municipal Investment--1.7%                                                                Amount           Value
-------------------------------------------------------

                                                                                                 _____________     ____________

Florida--1.4%

Dade County Health Facilities Authority, HR

  (Miami Children's Hospital Project) VRDN 4.10% (c)                                           $    2,300,000    $    2,300,000

Saint Lucie County, PCR, Refunding, VRDN

  (Florida Power and Light Company Project) 3.75% (c)                                               2,400,000         2,400,000

U.S. Related--.3%

Puerto Rico Electric Power Authority, Power Revenue

  3.32% (Insured; FSA) (d)                                                                          1,000,000         1,000,000

                                                                                                                  _____________

TOTAL SHORT-TERM MUNICIPAL INVESTMENTS (cost $5,700,000)                                                         $    5,700,000

                                                                                                                  =============

TOTAL INVESTMENTS (cost $309,637,190)                                                                  100.1%      $326,073,729

                                                                                                     =======      =============


LIABILITIES, LESS CASH AND RECEIVABLES                                                                  (.1%)   $      (429,191)

                                                                                                     =======      =============

NET ASSETS                                                                                             100.0%      $325,644,538

                                                                                                     =======      =============

DREYFUS FLORIDA INTERMEDIATE MUNICIPAL BOND FUND
-----------------------------------------------------------------------------


Summary of Abbreviations
-----------------------------------------------------------------------------
AMBAC       American Municipal Bond Assurance Corporation           MBIA        Municipal Bond Investors Assurance

COP         Certificate of Participation                                           Insurance Corporation

FGIC        Financial Guaranty Insurance Company                    MFHR        Multi-Family Housing Revenue

FSA         Financial Security Assurance                            PCR         Pollution Control Revenue

HR          Hospital Revenue                                        RRR         Resources Recovery Revenue

IDR         Industrial Development Revenue                          VRDN        Variable Rate Demand Notes

LOC         Letter of Credit

Summary of Combined Ratings
-----------------------------------------------------------------------------

Fitch (e)            or            Moody's             or            Standard & Poor's              Percentage of Value

_______                            ________                          _________________              ___________________

AAA                                Aaa                               AAA                                  67.1%

AA                                 Aa                                AA                                   24.0

A                                  A                                 A                                     2.4

BBB                                Baa                               BBB                                   2.6

F-1+ & F-1                         MIGI, VMIG1 & P1                  SP1 & A1                              1.4

Not Rated (f)                      Not Rated (f)                     Not Rated (f)                         2.5

                                                                                                         _______

                                                                                                         100.0%

                                                                                                         =======


Notes to Statement of Investments:
-----------------------------------------------------------------------------

(a)Bonds   which   are  prerefunded  are  collateralized  by  U.S.  Government securities  which are held in escrow and are used to pay principal and interest on  the  municipal  issue  and  to  retire  the  bonds  in full at the earliest refunding date.

(b)  Secured by letters of credit.

(c)Securities payable on demand. The interest rate, which is subject to change, is based on bank prime rates or an index of market interest rates.

(d)Inverse   floater   security-the   interest   rate  is  subject  to  change
 periodically.

(e)Fitch currently provides creditworthiness information for a limited number of investments.

(f)Securities which, while not rated by Fitch, Moody's and Standard & Poor's, have been determined by the Manager to be of comparable quality to those rated securities in which the Fund may invest.

(g)  At June 30, 1998, 25.4% of the Fund's net assets are insured by MBIA.

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS FLORIDA INTERMEDIATE MUNICIPAL BOND FUND
-----------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES                 JUNE 30, 1998 (UNAUDITED)

                                                                                                     Cost             Value

                                                                                                _____________      ____________
ASSETS:                          Investments in securities--See Statement of Investments         $309,637,190      $326,073,729

                                 Cash                                                                                   399,976

                                 Interest receivable                                                                  4,916,692

                                 Prepaid expenses                                                                        49,969

                                                                                                                  _____________

                                                                                                                    331,440,366

                                                                                                                  _____________

LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                          173,257

                                 Payable for investment securities purchased                                          5,561,943

                                 Payable for shares of Beneficial Interest redeemed                                       6,976

                                 Accrued expenses                                                                        53,652

                                                                                                                  _____________

                                                                                                                      5,795,828

                                                                                                                  _____________

NET ASSETS                                                                                                         $325,644,538

                                                                                                                  =============


REPRESENTED BY:                  Paid-in capital                                                                   $307,251,580

                                 Accumulated net realized gain (loss) on investments                                  1,956,419

                                 Accumulated net unrealized appreciation (depreciation)
                                   on investments--Note 4                                                            16,436,539

                                                                                                                  _____________

NET ASSETS                                                                                                         $325,644,538

                                                                                                                  =============


SHARES OUTSTANDING

(UNLIMITED NUMBER OF $.001 PAR VALUE SHARES OF BENEFICIAL INTEREST AUTHORIZED)                                       23,984,797

NET ASSET VALUE, offering and redemption price per share--Note 3(d)                                                      $13.58

                                                                                                                        =======


                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS FLORIDA INTERMEDIATE MUNICIPAL BOND FUND
-----------------------------------------------------------------------------

STATEMENT OF OPERATIONS            SIX MONTHS ENDED JUNE 30, 1998 (UNAUDITED)

INVESTMENT INCOME
INCOME                           Interest Income                                                                     $8,689,151

EXPENSES:                        Management fee--Note 3(a)                                         $1,002,750

                                 Shareholder servicing costs--Note 3(b)                               292,523

                                 Professional fees                                                     21,089

                                 Custodian fees                                                        17,220

                                 Trustees' fees and expenses--Note 3(c)                                15,460

                                 Prospectus and shareholders' reports                                   9,500

                                 Registration fees                                                      8,172

                                 Loan commitment fees--Note 2                                           1,499

                                 Miscellaneous                                                         13,265

                                                                                                  ___________

                                    Total Expenses                                                                    1,381,478

                                                                                                                    ___________

INVESTMENT INCOME--NET                                                                                                7,307,673

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 4:

                                 Net realized gain (loss) on investments                           $1,955,415

                                 Net unrealized appreciation (depreciation) on investments         (3,569,827)

                                                                                                  ___________

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                                                               (1,614,412)

                                                                                                                    ___________

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                                 $5,693,261

                                                                                                                    ===========


                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS FLORIDA INTERMEDIATE MUNICIPAL BOND FUND
-----------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                                     Six Months Ended

                                                                                       June 30, 1998          Year Ended

                                                                                        (Unaudited)         December 31, 1997

                                                                                      ________________       _______________

OPERATIONS:
  Investment income--net                                                                $    7,307,673         $  15,775,429

  Net realized gain (loss) on investments                                                    1,955,415             2,005,445

  Net unrealized appreciation (depreciation) on investments                                 (3,569,827)            3,874,947

                                                                                         _____________         _____________

    Net Increase (Decrease) in Net Assets Resulting from Operations                          5,693,261            21,655,821

                                                                                         _____________         _____________

DIVIDENDS TO SHAREHOLDERS FROM:

  Investment income--net                                                                    (7,256,337)          (15,826,765)

  Net realized gain on investments                                                            --                  (1,112,980)

                                                                                         _____________         _____________

    Total Dividends                                                                         (7,256,337)          (16,939,745)

                                                                                         _____________         _____________

BENEFICIAL INTEREST TRANSACTIONS:

  Net proceeds from shares sold                                                             18,222,692            41,255,788

  Dividends reinvested                                                                       4,766,374            11,285,112

  Cost of shares redeemed                                                                  (47,745,574)          (93,192,124)

                                                                                         _____________         _____________

    Increase (Decrease) in Net Assets from Beneficial Interest Transactions                (24,756,508)          (40,651,224)

                                                                                         _____________         _____________

       Total Increase (Decrease) in Net Assets                                             (26,319,584)          (35,935,148)

NET ASSETS:

  Beginning of Period                                                                      351,964,122           387,899,270

                                                                                         _____________         _____________

  End of Period                                                                           $325,644,538          $351,964,122

                                                                                         =============         =============


DISTRIBUTIONS IN EXCESS OF INVESTMENT INCOME--NET                                             --             $       (51,336)

                                                                                         _____________         _____________

                                                                                            Shares                Shares

                                                                                         _____________         _____________

CAPITAL SHARE TRANSACTIONS:

  Shares sold                                                                                1,337,722             3,057,168

  Shares issued for dividends reinvested                                                       350,777               837,346

  Shares redeemed                                                                           (3,505,527)           (6,936,815)

                                                                                         _____________         _____________

    Net Increase (Decrease) in Shares Outstanding                                           (1,817,028)           (3,042,301)

                                                                                         =============         =============

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS FLORIDA INTERMEDIATE MUNICIPAL BOND FUND
-----------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

  Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.


                                                        Six Months Ended

                                                         June 30, 1998               Year Ended December 31,

                                                                        _____________________________________________________

PER SHARE DATA:                                           (Unaudited)     1997       1996        1995        1994       1993

                                                          __________    ______      ______      ______     ______      ______
   Net asset value, beginning of period                     $13.64      $13.45      $13.62      $12.52     $13.85      $12.94

                                                            ______      ______      ______      ______     ______      ______

   Investment Operations:

   Investment income--net                                      .30         .60         .61         .62        .66         .70

   Net realized and unrealized gain (loss)
       on investments                                         (.07)        .23        (.17)       1.10      (1.33)        .92

                                                            ______      ______      ______      ______     ______      ______

   Total from Investment Operations                            .23         .83         .44        1.72       (.67)       1.62

                                                            ______      ______      ______      ______     ______      ______

   Distributions:

   Dividends from investment income--net                      (.29)       (.60)       (.61)       (.62)      (.65)       (.70)

   Dividends from net realized gain on investments              --        (.04)         --          --         --        (.01)

   Dividends in excess of net realized gain
       on investments                                           --          --          --          --       (.01)         --

                                                            ______      ______      ______      ______     ______      ______

   Total Distributions                                        (.29)       (.64)       (.61)       (.62)      (.66)       (.71)

                                                            ______      ______      ______      ______     ______      ______

   Net asset value, end of period                           $13.58      $13.64      $13.45      $13.62     $12.52      $13.85

                                                            ======      ======      ======      ======     ======      ======


TOTAL INVESTMENT RETURN                                       3.49%(1)    6.35%       3.35%      13.98%     (4.92%)     12.84%

RATIOS/SUPPLEMENTAL DATA:

   Ratio of expenses to average net assets                     .83%(1)     .80%        .80%        .69%       .48%        .20%

   Ratio of net investment income
       to average net assets                                  4.37%(1)    4.43%       4.53%       4.70%      5.01%       5.20%

   Decrease reflected in above expense ratios
       due to undertakings by the Manager                       --          --          --         .08%       .32%        .64%

   Portfolio Turnover Rate                                   18.14%(2)   19.68%      19.14%      25.00%     18.76%      13.48%

   Net Assets, end of period (000's Omitted)              $325,645    $351,964    $387,899    $428,896   $409,361    $538,495
-----------------------------

(1)  Annualized.

(2)  Not annualized.

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS FLORIDA INTERMEDIATE MUNICIPAL BOND FUND
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

  Dreyfus Florida Intermediate Municipal Bond Fund (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company. The Fund's investment objective is to provide investors with as high a level of current income exempt from Federal income tax as is consistent with the preservation of capital. The Dreyfus Corporation (" Manager" ) serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. is the distributor of Fund' s shares, which are sold to the public without a sales charge.

  The Fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

  (a) Portfolio valuation: Investments in securities are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custodian agreement, the Fund receives net earnings credits based on available cash balances left on deposit.

  The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.

  (c) Dividends to shareholders: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

  (d) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--BANK LINE OF CREDIT:

  The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility (" Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended June 30, 1998, the Fund did not borrow under the Facility.

DREYFUS FLORIDA INTERMEDIATE MUNICIPAL BOND FUND
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

NOTE 3--MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the Fund's average daily net assets and is payable monthly.

  (b) Under the Fund' s Shareholder Service Plan, the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended June 30, 1998, the Fund was charged an aggregate of $189,252 pursuant to the Shareholder Services Plan.

  The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended June 30, 1998, the Fund was charged $68,977 pursuant to the transfer agency agreement.

  (c) Each trustee who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

  (d) A 1% redemption fee is charged and retained by the Fund on certain redemptions of Fund shares (including redemptions through use of the Exchange Privilege) where the shares being redeemed were issued subsequent to a specified effective date and the redemption or exchange occurs within a fifteen day period following the date of issuance. During the period ended June 30, 1998, redemption fees amounted to $283.

NOTE 4--SECURITIES TRANSACTIONS:

  The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended June 30, 1998 amounted to $59,240,850 and $64,832,178, respectively.

  At June 30, 1998, accumulated net unrealized appreciation on investments was $16,436,539 consisting of $16,577,913 gross unrealized appreciation and $141,374 gross unrealized depreciation.

  At June 30, 1998, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


[dreyfus lion 'd' logo]                                  (reg.tm)

[dreyfus logo]                                   (reg.tm)

DREYFUS FLORIDA INTERMEDIATE

MUNICIPAL BOND FUND

200 Park Avenue

New York, NY 10166

MANAGER

The Dreyfus Corporation

200 Park Avenue

New York, NY 10166

CUSTODIAN

The Bank of New York

90 Washington Street

New York, NY 10286

TRANSFER AGENT &

DIVIDEND DISBURSING AGENT

Dreyfus Transfer, Inc.

P.O. Box 9671

Providence, RI 02940










Printed in U.S.A.                                              740SA986

Florida Intermediate

Municipal Bond

Fund

Semi-Annual

Report

June 30, 1998